SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):              11/25/02

CSFB Mortgage Securities Corp Home Equity Asset Trust, Pass-Through
 Certificates, Series 2002-1
(Exact name of registrant as specified in its charter)


          Delaware                      333-77054-14             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

      On      11/25/02    a scheduled distribution was made from the Trust
         to holders of the Certificates.  The Trustee has caused to be
         filed with the Commission, the Monthly Report dated     11/25/02
         The Monthly Report is filed pursuant to and in accordance with
         (1) numerous no-action letters (2) current Commission policy in the area.





         A.   Monthly Report Information
              See Exhibit No.1


         B.   Have any deficiencies occurred?  NO.
                            Date:
                            Amount:

         C.   Item 1: Legal Proceedings:  NONE

         D.   Item 2: Changes in Securities:   NONE

         E.   Item 4: Submission of Matters to a Vote of
              Certificateholders:  NONE

         F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
         Exhibit No.

   1.)       Monthly Distribution Report Dated                          11/25/02


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2002-HT1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                     11/25/02

DISTRIBUTION SUMMARY



   Class     Face Value             Beg              Prin            Rate
A-1         $450,000,000       $428,848,573      $7,720,097        2.12500%
A-2         $75,000,000        $71,586,818       $1,853,541        2.21000%
A-3         $100,000,000       $95,449,090       $2,471,387        2.17000%
A-4         $191,000,000       $182,307,762      $4,720,350        2.13000%
A-IO        $495,720,000       $472,751,788          $0            6.17000%
M-1         $57,500,000        $57,500,000           $0            2.71000%
M-2         $43,250,000        $43,250,000           $0            3.23000%
B-1         $33,500,000        $33,500,000           $0            4.13000%
B-2          $9,750,000         $9,750,000           $0            4.58000%
X           $960,000,050       $926,273,670          $0               N/A
R               $50                 $0               $0            2.15000%
Total       $960,000,050       $922,192,244      $16,765,375







                                                     Int
                 Int               Loss           Shortfall           End
Class
      A-1     $784,733              N/A              $0          $421,128,476
      A-2     $136,234              N/A              $0          $69,733,277
      A-3     $178,357              N/A              $0          $92,977,703
      A-4     $334,383              N/A              $0          $177,587,412
     A-IO    $2,764,591             N/A              $0          $462,566,822
      M-1     $134,183              $0               $0          $57,500,000
      M-2     $120,295              $0               $0          $43,250,000
      B-1     $119,139              $0               $0          $33,500,000
      B-2     $38,453               $0               $0           $9,750,000
        X        $0                 N/A              $0          $911,469,286
        R        $0                 N/A              $0               $0
    Total    $4,610,368             $0               $0          $905,426,868






AMOUNTS PER $1,000 UNIT

                                                                   Interest
Class           Cusip              Prin              Int         Carry-forward
A-1           22541NAA7           17.1558           1.7439          0.0000
A-2           22541NAB5           24.7139           1.8164          0.0000
A-3           22541NAC3           24.7139           1.7836          0.0000
A-4           22541NAD1           24.7139           1.7507          0.0000
A-IO          22541NAE9           0.0000            5.5769          0.0000
M-1           22541NAG4           0.0000            2.3336          0.0000
M-2           22541NAH2           0.0000            2.7814          0.0000
B-1           22541NAJ8           0.0000            3.5564          0.0000
B-2           22541NAK5           0.0000            3.9439          0.0000
X                                   N/A              N/A              N/A
R             22541NAF6           0.0000            0.0000          0.0000
Total                             0.0000            0.0000          0.0000









Class                               End
A-1                              935.8411
A-2                              929.7770
A-3                              929.7770
A-4                              929.7770
A-IO                             933.1212
M-1                              1000.0000
M-2                              1000.0000
B-1                              1000.0000
B-2                              1000.0000
X                                   N/A
R                                 0.0000
Total                             0.0000

Principal Distributions:
Beginning Balance *             510,687,767      415,585,903      926,273,670
     Scheduled Principal          330,792          287,296          618,088
     Prepays (Includes Curt)     6,486,311        7,699,985       14,186,296
     Net Liquidation Proceed         0                0                0
     Loan Purchase Prices            0                0                0
     Total Principal Remitta     6,817,102        7,987,281       14,804,384
     Net Realized Losses             0                0                0
Ending Balance                  503,870,665      407,598,621      911,469,286
Agg End Coll Bal                503,870,665      407,598,621      911,469,286

Ending Overcollateralization Amt                                   6,042,418

Prefunding Account:
Beginning Balance                    0                0                0
Subsequent Transfer                  0                0                0
Added to avail cert prin             0                0                0
Amt on Dep in Pref Acct              0                0                0



Interest Distributions:
Sched Int - Net of Serv Fee      3,498,392        2,787,947        6,286,339
Capit Int Acct withdrawals           0                0                0
Less Relief Act Interest Sho         0                0                0
                                 3,498,392        2,787,947        6,286,339


Capitalized Interest Account:
Beginning Balance                                                      0
less:Capit Int Req                   0                0                0
less:W/D Overfunded Int Amt to Dep                                     0
Ending Balance                       0                0                0


                                   Grp 1            Grp 2            TOTAL
Servicing Fee                     212,786          173,161          385,947
Trustee Fee                          0                0                0
Credit Risk Manager Fee            7,448            6,061           13,508
FSA Premium                       21,442            13,888          35,330

Advances
Curr Agg  Adv as of det date                                       2,329,615
Out Agg Adv as of end of prior calendar month                      1,370,295



Delinquency Information


                                   Grp 1                             Grp 2
                   Count           Balance           Count          Balance
30-59               100           10,179,550          55           9,799,438
60-89                10             878,818           13           1,263,684
90+                   9            1,124,513           8            616,693

*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

Foreclosures
                Count             Balance
Grp 1            79              8,192,111
Grp 2            32              6,802,883

REO
                Count             Balance
Grp 1             0                  0
Grp 2             0                  0

Bankruptcies
                Count             Balance
Grp 1            15              1,690,683
Grp 2             7               640,919

                                   Grp 1            Grp 2            Total
# Loans for which Prep. Prem        36                27              63
Amt of Prep Premiums              177,474          156,385          333,859

Curr. Three Month Del.Rate                                         2.32705%
(60+days)
Rolling Three Month Del. Rate                                      1.41768%
(60+days)

Num of Loans Repurch                 0                0                0
Prin. Bal. of Loans Repurch          0                0                0



Real. Losses during  Due Prd         0                0                0
Cum. Net Real. Losses                0                0                0
(since Startup Day)
WAM                                 347              347              347
WAC                              8.71662%          8.54673%        8.64040%
NET WAC                          8.19924%          8.02941%        8.12305%

Insured Payment on Class A-1                                           0
Insured Payment on Class A-2                                           0
Insured Payment on Class A-3                                           0
Insured Payment on Class A-4                                           0

Num of Mortg Loans in pool        3,848            2,397            6,245

Senior Enhancement %                                               15.98679%
(prior to curr. Prd. Pmts.)
Net Excess Spread                                                  2.76149%

Dep to Basis Risk Reserve Fund                                         0
Basis Risk Reserve Fund Balance                                      5,000

         SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSFB Mortgage Securities Corp Home Equity Asset Trust, Pass-Through
 Certificates, Series 2002-1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA